EXHIBIT 10.2
                            ADVANCED AESTHETICS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                                September 1, 2005

         The parties to this agreement are Advanced Aesthetics, Inc., a Delaware corporation (the "Company"), and each of the individuals or entities executing a signature page to this agreement (collectively, the "Stockholders").

         Simultaneously with or after the execution and delivery of this agreement, (i) each of the Stockholders is acquiring shares of the Company's Series G Preferred Stock, par value $0.01 per share ("Series G Preferred Stock"), which are convertible into the Company's common stock, par value $0.01 per share ("Common Stock") and a warrant ("Series G Warrant") to purchase shares of Common Stock, pursuant to Subscription Agreements, dated as of the date hereof, between the Company and the Stockholders, and (ii) certain of the Stockholders are acquiring shares of the Company's Series H Preferred Stock, par value $0.01 per share ("Series H Preferred Stock"), which are convertible into Common Stock and a warrant ("Series H Warrant") to purchase shares of Common Stock, as described in Letter Agreements, dated as of the date hereof, between the Company and those Stockholders.

         The shares of Common Stock that any Stockholder may hereafter acquire upon conversion of his, her or its shares of Series G Preferred Stock and/or Series H Preferred Stock, as the case may be, and/or exercise of his, her or its Series G Warrant and/or Series H Warrant, as the case may be, are the only shares of capital stock of the Company entitled to the rights and benefits, and subject to the terms and conditions, of this agreement, and are collectively referred to as, the "Shares."

         The Company desires to provide the Stockholders with certain rights regarding the registration of the Shares, all upon the terms and conditions set forth below.

         The parties agree as follows:

         1. Resale Registration.

                  1.1 Obligation to File. On or prior to the 60th day following the consummation of the Public Transaction (as defined in the Company's Private Placement Memorandum, dated September 1, 2005) (the "Filing Date") the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a "resale" Registration Statement (the "Registration Statement") covering the Shares together with any additional shares of Common Stock issued in a stock split or stock dividend (collectively, "Registrable Securities") for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2, S-1, S-2 or S-3. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the "Securities Act") as promptly as possible after the filing thereof, but in any event prior to the 105th day following the Filing Date (the "Effectiveness Date"), and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities

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covered by such Registration Statement have been sold, (y) the date on which the
Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect and (z) the second anniversary of the Effectiveness Date (such period, the "Effectiveness Period").

                  1.2 Liquidated Damages. If: (i) the Registration Statement is not filed on or prior to the Filing Date, (ii) the Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by the Effectiveness Date, or (iii) during the Effectiveness Period, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective (any such failure or breach, an "Event" and the date of the occurrence of such Event, the "Event Date"), then on each monthly anniversary of each such Event Date, the Company shall pay to each Stockholder an amount in cash, as partial liquidated damages and not as a penalty, of 1% of the aggregate purchase price paid by such Holder for any Registrable Securities then held by such Stockholder for each 30-day period, or pro rata for any portion thereof, following such Event Date that the applicable Event shall remain uncured. For the purposes of calculating the amount due, each month will be deemed to be 30 days in length. Any liquidated damages payable under this Section 1.2, shall be in addition to any remedies available to the Stockholders at law or in equity by reason of any breach of this Agreement by the Company.

         2.       Registration Procedures.

                  2.1 Obligations of the Company. In connection with the registration of any Registrable Securities under the Securities Act as provided in Section 1, the Company shall:

                  (a) prepare and file with the SEC the requisite registration statement to effect such registration and thereafter use its commercially reasonable efforts to cause such registration statement to become and remain effective (subject to clause (b) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities;

                  (c) furnish to the Stockholders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Stockholders may reasonably request;

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                  (d) use its commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Stockholders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the Stockholders to consummate the disposition in such jurisdictions of the securities to be sold by the Stockholders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (d), be obligated to be so qualified or to so consent to general service of process in any such jurisdiction;

                  (e) notify the Stockholders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Stockholders promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                  (f) pay all expenses incident to the Company's  performance of or compliance with its obligations hereunder, including, without limitation, all listing fees, all printing expenses, the fees and disbursements of counsel for the Company; its independent public accountants and of one counsel to the Stockholders; provided, however, that the foregoing obligation of the Company shall exclude, and the Stockholders shall pay, underwriters fees and underwriting discounts and commissions in respect of the Registrable Securities being registered hereunder.

                  2.2      Obligations of the Stockholders.

                  (a) The Company may require the Stockholders to furnish the Company such information regarding the Stockholders and the distribution of the Stockholders' Registrable Securities as the Company may from time to time reasonably request in writing, based on its reasonable belief that such information is required to be disclosed in the Registration Statement pursuant to the Securities Act and applicable state securities laws.

                  (b) Upon receipt of any notice from the Company of the happening of an event of the kind described in Section 2.1(e), the Stockholders shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Stockholders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(e) and, if so directed by the Company, the Stockholders shall deliver to the Company all copies, other than permanent file copies, then in the Stockholders' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

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         3.       Indemnification.

                  3.1 Indemnification by the Company. In the event of any registration statement filed pursuant to Section 1, the Company shall indemnify and hold harmless the Stockholders and their respective directors, officers and affiliates and each other individual or entity, if any, who controls (within the meaning of the Securities Act) any Stockholder (each of the foregoing, a "Stockholder Indemnitee"), insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) ("Losses") to a Stockholder Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus, final prospectus, or summary prospectus, in light of the circumstances in which they were made) not misleading, and the Company shall reimburse each Stockholder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Stockholder or such underwriter, as the case may be, for use in the preparation thereof; and provided, further, however, that the Company shall not be liable to any Stockholder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Stockholder, as applicable.

                  3.2 Indemnification by the Stockholders. If any Registrable Securities are included in any registration statement, the Stockholders of such Registrable Securities so registered shall, severally and not jointly, indemnify and hold harmless the Company and each director, officer and affiliate of the Company, and each other individual or entity, if any, who controls (within the meaning of the Securities Act) the Company (each of the foregoing, a "Company Indemnitee") insofar as Losses to a Company Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus, final prospectus, or summary prospectus, in light of the circumstances in which they were made) not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Stockholder and furnished to the Company by such Stockholder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided, however, that no

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Stockholder  shall have any  liability  under this Section 3.2 for any amount in excess of the net proceeds actually received by such Stockholder from the sale of the Registrable Securities included in such registration statement.

         3.3      Notice of Claims, Etc.

                  (a) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 3.1 or 3.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel for such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and at any time, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party; provided, however, that the indemnified party may, at its own expense, retain separate counsel to participate in such defense.

                  (b) No indemnifying party shall be liable for any settlement of any action or proceeding affected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  3.4 Contribution. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 3.1 or Section 3.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by item (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Stockholders on the other, as determined by a court of competent jurisdiction. No individual or entity guilty of fraudulent

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misrepresentation  (within the meaning of the Securities  Act) shall be entitled to contribution from any individual or entity that was not guilty of such fraudulent misrepresentation. In addition, no individual or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, affected without such individual or entity's consent, which consent shall not be unreasonably withheld.

                  4. Miscellaneous.

                  4.1 Reorganization, Consolidation, Merger, etc. In case that at any time the Company shall (a) effect an exchange or conversion of the Common Stock for or into securities of another corporation or other entity, (b) effect a consolidation or merger of the Company with or into any other person (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), (c) effect a sale, lease or other conveyance of all or substantially all of the assets of the Company, or
(d) effect a Public Transaction (as defined in the Company's Private Placement Memorandum dated September 1, 2005), the Company shall, as a condition to the consummation of such transaction, cause its successor in interest to assume all of its obligations under this Agreement.

                  4.2 Notices; Etc. All notices and other communications required or permitted to be given pursuant to this agreement shall be in writing signed by the sender, and shall be deemed duly given (a) on the date delivered if personally delivered; (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error; (c) on the next business day after being sent by Federal Express or other recognized overnight mail service for next day or next business day delivery; or (d) five business days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the parties at the following addresses or telecopier numbers (or such other address or telecopier number as may be specified in a notice given in accordance with the provisions hereof):

                  If to the Company:

                  501 Madison Ave., Suite 407
                  New York, NY 10022
                  Attention:  President
                  Telecopier No.:  (212) 754-2520

                  with a copy to:

                  Troutman Sanders LLP
                  405 Lexington Avenue
                  New York, New York  10174
                  Telecopier No.:  (212) 704-6160
                  Attention:  Edward R. Mandell

                  If to a Stockholder, to the address or telecopier number of such Stockholder set forth on a signature page below.

                  4.3 Waivers. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this agreement shall operate

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as a waiver  thereof or  otherwise  prejudice  such party's  rights,  powers and remedies conferred by this agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy. The Company may waive performance of any obligation owing to it, as to some or all of the Stockholders, or agree to accept alternatives to such performance, without obtaining the consent of any Stockholder.

                  4.4 Binding Effect; Assignability. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. A Stockholder may only assign his, her or its rights hereunder in accordance with a transfer of his, her or its Shares and only pursuant to a written instrument in form and substance satisfactory to the Company in which the transferee agrees to assume the obligations of such Stockholder hereunder.

                  4.5 Severability. Any provision of this agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

                  4.6 Amendment, Etc. No term or provision of this Agreement may be amended, waived (except as otherwise provided in Section 4.3), altered, modified, rescinded or terminated except by a written instrument signed by the Company and a majority of the Stockholders, and any such amendment, waiver, alteration, modification, rescission or termination shall be binding on all of the Stockholders.

                  4.7 Law Governing. This agreement shall be governed by and construed in accordance with the law of the state of Delaware, applicable to agreements made and to be performed entirely in Delaware, without regard to the principles of conflicts of law of such state.

                  4.8 Entire Agreement. This agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

                  4.9 Legal Fees. In the event that it becomes necessary for any of the parties hereto to retain legal counsel to enforce such party's rights under this agreement and such party prevails in such enforcement, all reasonable out-of-pocket costs and expenses and all reasonable out-of-pocket attorneys' fees associated with the retention of such counsel shall be borne by the other parties hereto with respect to whom the enforcing party shall have enforced its rights.


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                  The parties have  executed  and  delivered  this  Registration
Rights Agreement as of the date first written above.

The Company:                                 ADVANCED AESTHETICS, INC.


                                             By:  ______________________________
                                                      Name:  Andrew Lipman
                                                      Title: Vice President

The Stockholder:                             ________________________________



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